Note 15 - Litigation	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Legal Matters and Contingencies [Text Block]

Note 15 – Litigation

We are not aware of any pending or threatened legal actions that would, if determined adversely to us, have a material adverse effect on our business and operations.

We have from time to time been involved in disputes and proceedings arising in the ordinary course of business, including in connection with the conduct of our clinical trials. In addition, as a public company, we are also potentially susceptible to litigation, such as claims asserting violations of securities laws. Any such claims, with or without merit, if not resolved, could be time-consuming and result in costly litigation. There can be no assurance that an adverse result in any future proceeding would not have a potentially material adverse effect on our business, results of operations and financial condition.